UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 30, 2008 athenahealth, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                 001-33689                04-3387530
 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)

        311 Arsenal Street, Watertown, MA                 02472
     (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code: 617-402-1000


         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01  Entry into a Material Definitive Agreement.

       On June 30, 2008, athenahealth, Inc. (the "Company") entered into a Master Agreement (the "Master Agreement") with Vision Business Process Solutions Inc. ("Perot Systems"). Effective January 1, 2009, the Master Agreement will renew the Company's relationship with Perot Systems. Perot Systems currently provides the Company with data entry, data matching, data characterization and outbound telephone services from facilities located in India and the Philippines to support the Company's client service operations pursuant to the Services Agreement (the "Services Agreement") by and among Vision Healthsource, Inc., Vision Healthsource India Private Ltd., and the Company, dated December 9, 2002. There are no material relationships among the Company, Perot Systems or their respective affiliates or any of the parties to the Master Agreement, the Services Agreement and related agreements, other than in respect of such agreements themselves.

       Under the Master Agreement, Perot Systems will continue to provide the services described above for a period of five (5) years from January 1, 2009 (the "Initial Term"). Following the Initial Term, unless either the Company or Perot Systems has given at least fifteen (15) months notice of its intent to terminate, the Master Agreement shall automatically renew for additional two-year periods and shall continue until terminated pursuant to the terms of the Master Agreement. Perot Systems may also terminate the Master Agreement before the expiration date of the Initial Term for a material breach by the Company.

       The foregoing is a summary description of certain terms of the Master Agreement. The Company intends to file the Master Agreement as an exhibit to its quarterly report on Form 10-Q for the quarter ending June 30, 2008.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           athenahealth, Inc.
                                           (Registrant)


July 7, 2008                               /s/ CARL B. BYERS
(Date)                                     -----------------
                                           Carl B. Byers
                                           CFO